UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2014, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $800 million aggregate principal amount of EPO’s 2.55% Senior Notes LL due October 2019 (the “2019 Notes”), $1.15 billion aggregate principal amount of EPO’s 3.75% Senior Notes MM due February 2025 (the “2025 Notes”), $400 million aggregate principal amount of EPO’s 4.95% Senior Notes NN due October 2054 (the “2054 Notes”), and $400 million aggregate principal amount of EPO’s 4.85% Senior Notes II due March 2044 (the “2044 Notes” and, together with the 2019 Notes, the 2025 Notes and the 2054 Notes, the “Notes”). The 2044 Notes represent a re-opening of an outstanding series of EPO’s senior notes. EPO issued $1.0 billion principal amount of that series on March 18, 2013. The new 2044 Notes form a single series with the original notes of that series, trade under the same CUSIP number, and have the same terms as to status, redemption or otherwise as the original notes of that series. Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-189050 and 333-189050-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated October 2, 2014 relating to the Securities, filed with the Securities and Exchange Commission (the “Commission”) on October 3, 2014, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated June 3, 2013, the “Prospectus”).

The Securities were issued under an Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), and in the case of the 2019 Notes, the 2025 Notes and the 2054 Notes, the Twenty-Sixth Supplemental Indenture thereto (the “Twenty-Sixth Supplemental Indenture”) or, in the case of the 2044 Notes, the Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013 (the “Twenty-Fourth Supplemental Indenture” and, together with the Twenty-Sixth Supplemental Indenture, the “Supplemental Indentures”).

Interest will accrue at a rate of 2.55% per annum for the 2019 Notes, 3.75% per annum for the 2025 Notes, and 4.95% per annum for the 2054 Notes, in each case, from October 14, 2014. In the case of the 2044 Notes, interest will accrue at a rate of 4.85% per annum from September 15, 2014 (the most recent interest payment date for the original notes of that series). Interest on the 2019 Notes and the 2054 Notes will be payable on April 15 and October 15 of each year, commencing April 15, 2015. With respect to the 2025 Notes, interest will be payable on February 15 and August 15 of each year, commencing February 15, 2015. The 2044 Notes provide that interest will be payable on March 15 and September 15 of each year, with the next interest payment being due on March 15, 2015. The 2019 Notes mature on October 15, 2019, the 2025 Notes mature on February 15, 2025, the 2054 Notes mature on October 15, 2054, and the 2044 Notes mature on March 15, 2044. The Notes also provide that at any time prior to September 15, 2019 (one month prior to their maturity date) for the 2019 Notes, November 15, 2024 (three months prior to their maturity date) for the 2025 Notes, April 15, 2054 (six months prior to their maturity date) for the 2054 Notes, and September 15, 2043 (six months prior to their maturity date) for the 2044 Notes, EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. At any time on or after September 15, 2019 for the 2019 Notes, November 15, 2024 for the 2025 Notes, April 15, 2054 for the 2054 Notes, and September 15, 2043 for the 2044 Notes, EPO may redeem some or all of the Notes at an applicable redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities and the Supplemental Indenture are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K filed with the Commission on October 7, 2014. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, the Twenty-Fourth Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated by reference herein, and to the Twenty-Sixth Supplemental Indenture, which is filed as Exhibit 4.4 hereto and incorporated by reference herein.

Item 8.01 Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed March 18, 2013).

4.4	Twenty-Sixth Supplemental Indenture, dated as of October 14, 2014, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Forms of Notes (included in Exhibit 4.3 and Exhibit 4.4 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its general partner

Date: October 14, 2014	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products Holdings LLC

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Fourth Supplemental Indenture, dated as of March 18, 2013, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed March 18, 2013).

4.4	Twenty-Sixth Supplemental Indenture, dated as of October 14, 2014, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Forms of Notes (included in Exhibit 4.3 and Exhibit 4.4 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).